Shareholder's equity (Details) - Schedule of cost-basis of the exchange reflects - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Shareholder's equity (Details) - Schedule of cost-basis of the exchange reflects [Line Items]
IFRS 2 Share-based payment expense	[1]	$ 73,917
Total		174,738
Asset Acquisition Union Acquisition Corp II SPAC [Member]
Shareholder's equity (Details) - Schedule of cost-basis of the exchange reflects [Line Items]
SPAC net assets		131,086
Transactions costs		(30,063)
IFRS 2 Share-based payment expense		73,917
Share Capital issued		$ (202)

[1]	Corresponds to the difference between the fair value of the net assets received through the SPAC and the value of the equity interest issued, adjusted by dilutive effect of shares held in escrow at a weighted average fair value per share. Refer to Note 26.1. Reverse reorganization for further information related to the Transaction.